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                                                                   Exhibit 23(b)

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in Registration Statement on Form S-3 (No. 333-52602) of Consolidated Natural Gas Company of our report dated January 26, 2000, relating to the consolidated financial statements of Consolidated Natural Gas Company, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Pittsburgh, Pennsylvania
March 16, 2001